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                                                                  EXHIBIT 10.14


                 FIRST AMENDMENT TO FIRST AMENDED AND RESTATED
                        REVOLVING CREDIT LOAN AGREEMENT


         THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING REDIT LOAN AGREEMENT (the "AMENDMENT"), dated as of April 1, 1999, is between THOMAS GROUP, INC., a Delaware corporation ("BORROWER") and COMERICA BANK-TEXAS, a Texas banking association ("LENDER").

                                   RECITALS:

         Borrower and Lender have entered into that certain First Amended and Restated Revolving Credit Loan Agreement dated as of December 4, 1996 (as amended or otherwise modified from time to time, the "AGREEMENT").

         Borrower and Lender desire to amend the Agreement.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

         Section I.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   Amendments

         Section II.1 Amendment to Recitals and to Definitions. Effective as of the date hereof the following changes are made to the Recitals and Section 1.1:

               (a) All references in the Recitals to "$20,000,000" shall be changed to read "$15,000,000".

               (b) The definition of "REDUCTION DATES" is deleted in its entirety and no replacement definition is provided.




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               (c) The existing definitions of the following terms are deleted in their entirety and are replaced by the following:

               "EBITDA" shall mean at any time, and for the previous four calendar quarters then ending as computed in accordance with GAAP, (a) the sum of the Borrower's consolidated net income, plus interest expense, taxes, depreciation and amortization expense for the same period, plus (b) the non-cash portion of the one-time restructuring charge taken in the second fiscal quarter of 1998, excluding (c) any gain or loss from the sale of any capital assets.

               "REVOLVING CREDIT COMMITMENT" shall mean the obligation of the Lender to make Revolving Credit Loans to the Borrower in an aggregate principal amount at any time outstanding up to but not to exceed $15,000,000, from the date of this Agreement through December 2, 2003.

               (d) The following definition is hereby added to Section 1.1 in alphabetical order to read as follows:

               "NET INTEREST EXPENSE RATIO" shall mean, at any particular time, the ratio resulting as the quotient of (a) the Borrower's EBITDA for the immediately preceding twelve-month period divided by (b) the Borrower's Net Interest Expense.

         Section II.2. Amendment to Section 3.1. Effective as of the date of this Amendment, the following changes are made to Section 3.1:

               (e) Section 3.1 of the Agreement is amended by adding the following sentence to become the last sentence of Section 3.1:

               No Letter of Credit will be issued with an expiration date that extends beyond November 1, 2003.

               (f) All references in Section 3.1 to "$20,000,000" shall be changed to read "$15,000,000".

         Section II.3. Amendment to Section 10.1. Effective as of the date of this Amendment, Section 10.1 of the Agreement is deleted in its entirety and is replaced by the following:

               10.1. Acquisitions; New Subsidiaries. The Borrower will not engage in any acquisition of stock or assets (an "Acquisition") or any combination of stock and assets of any entity without the prior written consent of the Lender. The Borrower will not form any new Subsidiary unless such subsidiary, simultaneous with its formation, executes an unlimited guaranty in favor of the Lender, in form and substance satisfactory to the Lender.


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         Section II.4. Amendment to Section 10.2. Effective as of the date of this Amendment, Section 10.2 of the Agreement is amended by adding thereto the following sentence to become the last sentence of Section 10.2:

          Additionally, the Borrower and each Guarantor agrees that notwithstanding anything to the contrary contained in this Agreement, if at any time the Indebtedness should exceed $10,000,000, upon the request of the Lender, the Borrower and each Guarantor will execute the documents attached hereto as Annex I, together with such other documents and agreements which the Lender deems necessary to grant to the Lender and to perfect a first priority lien and security interest in all of the Borrower's and each Guarantor's assets, wherever located.

         Section II.5. Addition of New Section 10.14. Effective as of the date hereof, the following new Section 10.14. is added to the Agreement:

               10.14 Consecutive Losses. Permit any "Loss" to exist on a rolling two-quarter basis. For purposes of this covenant, "Loss" shall mean as of any date of computation any negative number resulting from the computation of net income for the previous two quarters, as computed in accordance with GAAP (excluding within the computation of net income all extraordinary and non-recurring charges to income).

                                  ARTICLE III

                              Conditions Precedent

         The effectiveness of this Amendment is subject to the condition that all parties hereto (including Guarantors) shall have executed the same and that Lender shall have received as of the date hereof, in form and substance satisfactory to Lender, an amended Note and resolutions of the Board of Directors of Borrower certified by a senior officer which authorize the execution, delivery, and performance by Borrower of this Amendment.

                                   ARTICLE IV

                       Ratification and Other Agreements

         Section IV.1 Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, the Note and all other documents executed in connection with the Agreement are hereby ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby and all other documents executed in connection with the



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Agreement or this Amendment to which Borrower is a party shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section IV.2. Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the certificate of incorporation or bylaws of Borrower or any agreement to which Borrower or any of its properties is bound, (b) except for certain amendments to the Borrower's certificate of incorporation dated July 10, 1998, neither the certificate of incorporation nor the bylaws of Borrower have been amended or revoked since the date of the Agreement and such certificate of incorporation and bylaws are in full force and effect, (c) the representations and warranties contained in the Agreement, as amended hereby, and any other documents executed in connection therewith or herewith are true and correct on and as of the date hereof as though made on and as of the date hereof, (d) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (e) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.

         Section IV.3. Agreement. If any provision hereof extends any Termination Date, it is agreed that any covenants in the Agreement which, because of references to dates, could be interpreted as expiring prior to any Termination Date (as extended by this Amendment) are automatically extended in scope until such time as all Indebtedness is paid in full.

         Section IV.4. Certain References to Borrower. It is agreed that all references to "BORROWER" in Sections 5, 6, and 7 of the Agreement shall be deemed to be references to the Borrower and its Subsidiaries on a consolidated basis. Additionally, all annual Financial Statements shall be audited statements.

                                   ARTICLE V

                                 Miscellaneous

         Section V.1. Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         Section V.2. Reference to Agreement. Each of the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such documents to the Agreement shall mean a reference to the Agreement as amended hereby.


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         Section V.3. Expenses of Lender. As provided in the Agreement,
Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of Lender's legal counsel.

         Section V.4. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section V.5. Applicable Law. This Amendment and all other documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

         Section V.6. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender, Borrower, Guarantor and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         Section V.7. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section V.8. Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any obligated party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section V.9. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section V.10. Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code, as amended (formerly Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes), Article 5069-15), are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.




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         Section V.11. ENTIRE AGREEMENT. THE AGREEMENT, THIS AMENDMENT AND ALL
OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE AGREEMENT OR THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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         Executed as of the date first written above.

                                     BORROWER:

                                     THOMAS GROUP, INC.,
                                     a Delaware corporation


                                     By:
                                         --------------------------------------
                                         J. Thomas Williams,
                                         Chief Executive Officer and President


                                    LENDER:

                                    COMERICA BANK-TEXAS


                                    By:
                                         --------------------------------------
                                         David Terry, Vice President


         The undersigned guarantors hereby (i) consent and agree to this Amendment and (ii) confirm and agree that the Guaranty of each Guarantor is in full force and effect and is the legal, valid and binding obligation of each of the undersigned guarantors enforceable against each such guarantor in accordance with its terms. Additionally, Thomas Group Information Technologies, Inc., formerly Thomas Group Acquisition, Corp. ("TGA"), agrees that it has succeeded to all guarantee liabilities of Bermac Communications, Inc. ("BERMAC") by reason of the merger of Bermac into TGA; TGA subsequently changed its name to Thomas Group Information Technologies, Inc.

                                    GUARANTORS:

                                    THOMAS GROUP GMBH


                                    By:
                                         --------------------------------------
                                         Philip J. Lovell, Managing Director


                                    THOMAS GROUP (SWITZERLAND) GMBH


                                    By:
                                        ---------------------------------------
                                       Robert French, Managing Director



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                                   THOMAS GROUP OF LOUISIANA, INC.


                                   By:
                                       ----------------------------------------
                                       Alexander W. Young, President


                                   THOMAS GROUP INFORMATION
                                   TECHNOLOGIES, INC., formerly Thomas Group
                                   Acquisition, Corp., and successor-by-merger to Bermac Communications, Inc.


                                   By:
                                       -----------------------------------------
                                       Alexander W. Young, President


                                   THOMAS GROUP ASIA PRIVATE LIMITED


                                   By:
                                       ----------------------------------------
                                       Alexander W. Young, Officer


                                   THOMAS GROUP OF SWEDEN, INC.


                                   By:
                                       ----------------------------------------
                                       J. Thomas Williams, President


                                   THOMAS GROUP HONG KONG, LIMITED


                                   By:
                                       ----------------------------------------
                                       Herbert D. Locke, Officer



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                                    ANNEX I


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